SHARE PLEDGE AGREEMENT

THIS SHARE PLEDGE AGREEMENT (this “Agreement”) dated as of this 16th day of November, 2007 is made between Hanqiao Zheng (the “Pledgor”) and Carlyle Asia Growth Partners III, L.P., a limited partnership organized under the laws of the Cayman Islands (“CAGP”), and CAGP III Co-Investment, L.P., a limited partnership organized under the laws of the Cayman Islands (together with CAGP, the “Secured Party”).

RECITALS

WHEREAS, pursuant to that certain Stock and Notes Purchase Agreement, dated as of November 16, 2007, by and among the of China Recycling Energy Corporation, a Nevada corporation (the “Company”), and the Secured Party, among others (the “Purchase Agreement”), it is anticipated that the Secured Party shall purchase a 10% Senior Secured Convertible Promissory Note in the principal amount of US$5,000,000 (the “First Note”), and subsequently, a 5% Senior Secured Convertible Promissory Note in the principal amount of US$15,000,000 (the “Second Note” and together with the First Note, the “Notes”) of the Company;

WHEREAS, it is a condition to the obligations of the Secured Party under the Purchase Agreement and a condition precedent of the Secured Party purchasing the Notes that the Pledgor pledge the Collateral and deliver this Agreement as security for the full and punctual observance and performance of the covenants and agreements contained herein and in the Notes; and

WHEREAS, the Pledgor is the owner of the number Common Shares set forth Exhibit A beside Pledgor’s name in the column titled “Pledgor Shareholdings” (“Pledgor Shares”).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, hereby agree as follows:

AGREEMENT

Section 1.

Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Notes.  As used herein, the following words and phrases shall have the following meanings:

“Additional Collateral” has the meaning provided in Section 4 hereto.

“Agreement” has the meaning provided in the preamble hereto.

“Collateral” means (i) the Pledged Shares; (ii) all additions to and substitutions for such Pledged Shares (including, without limitation, any securities, cash or instruments or other property delivered or pledged pursuant to Section 2(b)); (iii) all income, proceeds and collections received or to be received, or derived or to be derived, now or any time hereafter (whether before or after the commencement of any proceeding under applicable bankruptcy, insolvency or similar law, by or against the Pledgor, with respect to the Pledgor) from or in connection with the Pledged Shares (including, without limitation, any capital shares issued by the Company in respect of any Common Shares constituting Collateral or any cash, securities or other property distributed in respect of or exchanged for any Common Shares constituting Collateral, or into which any such Common Shares is converted, in connection with any Fundamental Transaction, and any security entitlements in respect of any of the foregoing); and (iv) all powers and rights now owned or hereafter acquired under or with respect to the Pledged Shares, as provided herein.

“Common Shares” means the common shares, par value $0.001 per share, of the Company.

“Company” has the meaning provided in the recitals hereto.

“Event of Default” has the meaning provided in the Notes.

“Federal Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 - 1330).

“Federal Securities Laws” has the meaning provided in Section 7 hereto.

“First Note” has the meaning provided in the recitals hereto.

“Fundamental Transaction” has the meaning provided in the Notes.

“Investment Company Act” has the meaning provided in Section 5(c) hereto.

“Location” means, with respect to any party, the place such party is “deemed located” within the meaning of Section 9-307(b)(1) of the UCC.

“Notes” has the meaning provided in the recitals hereto.

“Obligations” has the meaning provided in Section 2 hereto.

“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Pledged Shares” means the number of Common Shares set beside the Pledgor’s name in the column titled “Number of Pledged Shares” on Exhibit A hereto and any Additional Collateral pledged pursuant to Section 3 hereto, to be pledged to the Secured Party in respect of this Agreement as set forth in Section 2 hereto.

“Pledgor” has the meaning provided in the preamble hereto.

“Pledgor Shares” has the meaning provided in the recitals hereto.

“Purchase Agreement” has the meaning provided in the recitals hereto.

“Second Note” has the meaning provided in the recitals hereto.

“Secured Party” has the meaning provided in the preamble hereto.

“Securities Act” has the meaning provided in Section 7 hereto.

“Security Interests” means the security interests in the Collateral created hereby.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

Section 2.

Pledge.   In order to secure to the Secured Party the full and punctual payment and performance of all of the obligations (the “Obligations”) contained herein and in the Notes (including the payment of principal and interest thereunder), the Pledgor hereby transfers, grants, bargains, hypothecates, conveys, pledges, sets over, delivers and confirms unto the Secured Party, and grants to the Secured Party a first priority lien on, a security interest in and to, and a right of setoff against (a) any and all interest the Pledgor has in Pledged Shares and (b) any and all future proceeds of the Pledged Shares, including all cash, securities or other property at any time and from time to time receivable or otherwise distributed on, with respect to, or in exchange for any of or all the Pledged Shares TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Secured Party, its successors and assigns, for security purposes only, until payment in full of the Obligations.

Section 3.

Distributions.  Any future distributions (other than a distribution in respect of any tax permitted under the Notes) with respect to the Pledged Shares, or any portion thereof, whether paid or payable in cash or otherwise, whether resulting from a reclassification of the Pledged Shares or received in exchange for the Pledged Shares or any part thereof, shall be applied by the Secured Party in accordance with the terms of the Notes and used to reduce any and all outstanding Obligations.  If any distributions are received by the Pledgor, except as may be permitted under the Notes, such distributions shall not be commingled by the Pledgor with any of his other funds or property but shall be held separate and apart therefrom, in trust for the benefit of the Secured Party, and shall be forthwith delivered to the Secured Party as Collateral, in the same form as received but with any necessary endorsements, to be applied by the Secured Party to the Obligations in accordance with the first sentence of this Section 3.

Section 4.

Additional Collateral.  If the Pledgor acquires any additional Common Shares after the date of this Agreement, the Pledgor shall pledge fifty-percent (50%) of such additional shares of Common Shares (“Additional Collateral”) to the same extent as if such shares were held by the Pledgor as of the date hereof and subject to Section 2 (with any fractional shares rounded up to the nearest shares).  If any Additional Collateral is required to be delivered pursuant to this Section 4, the Pledgor shall deliver such Additional Collateral to the Secured Party within five (5) business days of receipt by the Pledgor of such Additional Collateral.  Concurrently with the delivery of any Additional Collateral, the Pledgor shall deliver to the Secured Party a certificate substantially in the form of Exhibit B hereto and dated the date of such delivery, (A) identifying the additional items of the Additional Collateral being pledged and (B) certifying that with respect to such items of Additional Collateral the applicable representations and warranties contained in Section 12 (as specified in Exhibit B) are true and correct with respect to such Additional Collateral and otherwise on and as of the date thereof.

Section 5.

Voting Rights in Collateral.  Subject to Section 7(b), the Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Collateral, and the Secured Party shall, upon receiving a written request from the Pledgor, accompanied by a certificate of the Company stating that no Event of Default has occurred and is continuing, deliver to the Pledgor, or as specified in such request, such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Collateral that is registered, or held through a securities intermediary, in the name of the Secured Party or its nominee, as shall be specified in such request, and shall be in form and substance satisfactory to the Secured Party.

Section 6.

Rights and Remedies Upon Default.

(a)

Generally.  If an Event of Default shall have occurred and be continuing, the Secured Party may exercise all rights of a secured party under the UCC, and, in addition, the Secured Party shall have all of the rights and remedies provided for in this Agreement.

(b)

Registration in Nominee Name; Denominations.  If an Event of Default shall have occurred and be continuing, the Secured Party shall have the right (in its sole and absolute discretion and without notice to the Pledgor) to transfer to, or to register the Pledged Shares in, its own name or the name of its nominee.

(c)

Sale of the Collateral.

(i)

If an Event of Default shall have occurred and be continuing, the Secured Party may sell the Collateral, or any part thereof, at any public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate.  The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and investors who are “accredited investors” or “qualified purchasers” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (the “Investment Company Act”) and upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the full extent permitted by applicable law) all rights of redemption, stay and appraisal which the Pledgor now has, or may have at any time in the future, under any applicable law.

(ii)

The Secured Party shall give the Pledgor ten (10) business days’ written notice (which the Pledgor irrevocably agrees is reasonable notice within the meaning of the applicable provisions of the UCC) of the Secured Party’s intention to make any sale of Collateral.  Such notice shall state the time and place for such sale and, in the case of sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels as the Secured Party may (in its sole and absolute discretion) determine.  The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may be made at the time and place to which the same was so adjourned.  If any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

(iii)

At any public sale, the Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the full extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Secured Party from the Pledgor as a credit against the purchase price, and the Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor.  For purposes hereof, (A) the execution of a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (B) the Secured Party shall be free to carry out such sale pursuant to such agreement and (C) the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.

(d)

Application of Proceeds of Sale.  The proceeds of any sale of, or other realization upon, Collateral pursuant to, or as contemplated by, this Agreement, as well as any Collateral consisting of cash, shall be promptly applied by the Secured Party as follows:

FIRST, to payment of all reasonable costs and expenses incurred by the Secured Party in connection with such sale or otherwise in connection with its duties under this Agreement, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party hereunder on behalf of the Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

SECOND, to the payment of the Obligations; and

THIRD, to the Pledgor, his successors and assigns, or as a court of competent jurisdiction may otherwise direct.

Section 7.

The Secured Party Appointed Attorney-in-Fact; Proxy.

(a)

Effective only upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby irrevocably appoints the Secured Party as the Pledgor’s attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Secured Party shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Secured Party’s name or in the name of the Pledgor, to (i) ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, (ii) endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any dividend or other distribution payable on, or with respect to, the Collateral or any part thereof or on account thereof and give full discharge for the same, (iii) settle, compromise, prosecute or defend any action, claim or proceeding with respect to any of the foregoing and (iv) sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same.

(b)

Effective upon the occurrence and during the continuance of an Event of Default and to the extent permitted by applicable law, the Pledgor hereby irrevocably appoints the Secured Party as its proxy, with full power of substitution, to exercise all voting rights, if any, with respect to the Pledged Shares.  The foregoing appointment is irrevocable and coupled with an interest.

(c)

Nothing contained in this Agreement shall be construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof, or the moneys due or to become due on or with respect thereto or any property covered thereby, and no action taken by the Secured Party, or omitted to be taken with respect to the Collateral or any part thereof, shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Secured Party, except in the case of the gross negligence or willful misconduct of the Secured Party.

(d)

At any time, the Pledgor hereby irrevocably appoints the Secured Party as the Pledgor’s attorney-in-fact for the purpose of executing and filing a financing statement or other documentation necessary to perfect the Secured Party’s interest in the Collateral.  The foregoing appointment is irrevocable and coupled with an interest.

Section 8.

Securities Act, Etc.  The Pledgor understands that compliance with  the Securities Act of 1933, as now or hereafter in effect (the “Securities Act”), the Investment Company Act and any other federal statute hereafter enacted analogous in purpose or effect (the Securities Act, the Investment Company Act and any such similar statute and related rules and regulations promulgated thereunder as from time to time in effect being called the “Federal Securities Laws”) might very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Shares permitted hereunder, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Shares could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or part of the Pledged Shares under applicable “blue sky” or other state securities laws or similar laws.  Under applicable law, in the absence of an agreement to the contrary, the Secured Party might be held to have certain general duties and obligations to the Pledgor or to make some effort toward obtaining a fair price even though the obligations of the Pledgor may be discharged or reduced by the proceeds of a sale at a lesser price.  The Pledgor further understands that the Secured Party is not to have any such general duty or obligation to the Pledgor.  Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Secured Party were to place all or any part of the Pledged Shares for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Shares for its own account, or if the Secured Party placed all or any part of the Pledged Shares privately with a purchaser or purchasers.  The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Secured Party sells any Pledged Shares.

Section 9.

Security Interest Absolute.  All rights of the Secured Party hereunder, the grant of the security interest in the Collateral and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Obligations or the Notes or any other agreement or instrument relating to any of the foregoing, except to the extent not permitted to be waived under applicable law, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement or instrument relating to any of the foregoing, (c) any failure by the Secured Party to take steps to perfect or maintain perfected its security interest in, or to preserve its rights to, any of the Collateral, (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations, (e) any disallowance under Section 502 of the Federal Bankruptcy Code of all or any portion of the claims of the Secured Party for repayment of the Obligations or (f) any other circumstance which might otherwise constitute a legal or equitable defense available to, or a legal or equitable discharge of the Pledgor with respect to the Obligations or with respect to this Agreement other than the indefeasible payment in full of all of the Obligations.

Section 10.

Duration of Agreement; Release of Security.  This Agreement and the Collateral shall terminate when all of the Obligations with respect to the Notes have been fully and indefeasibly paid and performed or otherwise satisfied and the Company has no further obligation to the Secured Party hereunder or under the Notes; provided, however, that if the Investor’s obligation to purchase the Second Note pursuant to the Purchase Agreement have been terminated, this Agreement and the Collateral shall terminate on the later of (i) the date on which all of the Obligations with respect to the First Note have been fully and indefeasibly paid and performed or otherwise satisfied, and (ii) the date on which the Investor’s obligation to purchase the Second Note is terminated. Notwithstanding the foregoing, this Agreement and the Collateral may terminate, in whole or in part, upon the mutual agreement of the Parties.  The release of Collateral or reassignment of rights to the Pledgor upon the termination of this Agreement shall be without recourse to, or warranty by, the Secured Party and shall be made by the Secured Party at the expense of the Pledgor.  Upon the release of Collateral or reassignment of rights to the Pledgor pursuant to this Section 10, the Secured Party will, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such release and reassignment.

Section 11.

Further Assurances.  The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Secured Party may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order to better assure and confirm unto the Secured Party its rights and remedies hereunder, and to permit the exercise thereof in compliance with applicable law, including, upon an Event of Default, Federal Securities Laws.

Section 12.

Representations of the Pledgor.

On the date hereof and continuing at all times until termination of this Agreement (including on each date on which additional Collateral is pledged hereunder), the Pledgor represents and warrants to the Secured Party that:

(a)

As of the date hereof, the Plegor Shares with respect to the Pledgor represent the Pledgor’s entire ownership position (whether owned directly by the Pledgor or indirectly for which the Pledgor maintains control) in the Company’s Common Shares; (ii) the Pledgor acquired and made full payment for all of the Common Shares pledged hereunder (or in respect of which security entitlements are pledged hereunder) and owns and, at all times prior to the release of the Collateral pursuant to the terms of this Agreement, will own the Collateral free and clear of any liens (other than the Security Interests); and (iii) the Pledgor is not and will not become a party to or otherwise be bound by any agreement, other than this Agreement, that (x) restricts in any manner the rights of any present or future owner of the Collateral with respect thereto or (y) provides any Person other than the Pledgor or the Secured Party or any securities intermediary through whom any Collateral is held (but, in the case of any such securities intermediary, only with respect of Collateral held through it) with control (as defined in Section 8-106 of the UCC) with respect to any Collateral.

(b)

Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, no financing statement, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a lien, security interest or other encumbrance of any kind on such Collateral.

(c)

All of the Common Shares at any time pledged hereunder (or in respect of which security entitlements are pledged hereunder) are and will be (i) certificated (and the certificate or certificates in respect of such Common Shares are and will be located in the United States) and registered in the name of the Pledgor or held through a securities intermediary whose securities intermediary’s jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States (other than in South Carolina or Rhode Island) or (ii) uncertificated and either registered in the name of the Pledgor or held through a securities intermediary whose securities intermediary’s jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States (other than in South Carolina or Rhode Island), and, in any event subject to the control (as defined in the UCC) of the Secured Party.

(d)

No registration, recordation or filing with any Person is required in connection with the execution and delivery of this Agreement or necessary for the validity or enforceability hereof, or for the perfection or enforcement of the Security Interests.

(e)

The execution, delivery and performance by the Pledgor of this Agreement have been duly authorized by all necessary action on the part of the Pledgor and do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of the constitutive documents of the Pledgor or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor.

(f)

This Agreement constitutes a valid and legally binding agreement of the Pledgor enforceable against the Pledgor in accordance with its terms.

(g)

The Pledgor has not performed and will not perform any acts that might prevent the Secured Party from enforcing any of the terms of this Agreement or that might limit the Secured Party in any such enforcement.

(h)

The Pledgor’s Location is at the address set forth on the signature page hereto.

Section 13.

No Waiver By Secured Party.  No failure on the part of the Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right or power under this Agreement, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights of the Secured Party under this Agreement are cumulative and are not exclusive of any other rights or remedies available to the Secured Party at law or in equity.  No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

Section 14.

Notices.  All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be (a) delivered personally, (b) sent by nationally-recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or (d) sent by facsimile, in each case to such party at its address as follows:

if to the Pledgor, to the address indicated on the signature page hereto.

if to the Secured Party, to:

Carlyle Asia Investment Advisors Limited

2202-2207A, Plaza 66

1266 Nanjing Xi Road

Shanghai  200040, P.R.C.

Attention: Nicholas Shao

Phone +86 (21) 6103-3266

Fax: +86 (21) 6103-3220

with a copy to:

O’Melveny & Myers LLP

Plaza 66, 37th Floor

1266 Nanjing Road West

Shanghai 200040, P.R.C.

Attention: Portia Ku

Tel: + 86 (21) 2307-7000

Fax: + 86 (21) 2307-7300

Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (i) on the day of actual delivery in the case of personal delivery, (ii) on the next business day after the date when sent in the case of delivery by nationally-recognized overnight courier, (iii) on the fifth business day after the date of deposit in the U.S. mail in the case of mailing or (iv) upon receipt in the case of a facsimile transmission.  Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different Person to which all such notices, demands or requests thereafter are to be addressed.  The term “business day” shall mean any day that is not a Saturday, Sunday or legal holiday in the State of New York.

Section 15.

Governing Law.  All questions concerning the construction, interpretation and validity of this Agreement shall be governed by, and construed and enforced in accordance with, the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

Section 16.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Pledgor, the Secured Party, their successors and permitted assigns; provided, that this Agreement, and the Pledgor’s obligations hereunder, may not be assigned or transferred.

Section 17.

Interpretation of Agreement.  Time is of the essence in each provision of this Agreement of which time is an element.

Section 18.

Reinstatement.  To the extent permitted by law, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any receiver, intervenor, conservator, agent or similar official for the Pledgor or any substantial part of the Pledgor’s assets, or otherwise, all as though such payments had not been made.

Section 19.

Amendments and Waivers.  Any provision of this Agreement may be amended or waived, but only pursuant to a written agreement signed by the Pledgor and the Secured Party.

Section 20.

Severability.  It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought.  Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.  Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 21.

Headings.  Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 22.

Waivers.  THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a)

EXCEPT FOR NOTICES SPECIFICALLY PROVIDED FOR IN THIS AGREEMENT, WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS FROM AND AFTER AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL.  THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF SECURED PARTY IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL, TO ENFORCE ANY JUDGMENT OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, OR PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT.

(b)

WAIVES THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING; AND

(c)

WAIVES DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT.

Section 23.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Pledge Agreement to be duly executed as of the date first above written.

PLEDGOR:

By:	Hanqiao Zheng
Address:

SECURED PARTY:

For and on behalf of
Carlyle Asia Growth Partners III, L.P.

By:
Title:

For and on behalf of
CAGP III Co-Investment, L.P.

By:
Title:

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